                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549





                                     FORM 8-K/A-1





                                    Current Report

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


                  Date of Report (Date of Earliest Event Reported):
                                    March 27, 1998



                            AMARILLO MESQUITE GRILL, INC.
                             (Exact Name of Registrant as
                              Specified in its Charter)


                                       0-12145
                               (Commission File Number)

            Kansas                                             48-0936946
  (State or Other Jurisdiction                              (I.R.S. Employer
of Incorporation or Organization)                         Identification Number)


                                      Suite 200
                                 302 North Rock Road
                                Wichita, Kansas  67206

                                    (316) 685-7286
                            (Registrant's Telephone Number
                                 Including Area Code)

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

A)   FINANCIAL STATEMENTS OF AMG, INC.

     Pursuant to Rule 3-05 of Regulation S-X, it is not necessary to file historical financial information.

B)   PRO FORMA FINANCIAL INFORMATION

     Pursuant to Article 11 of Regulation S-X, it is not necessary to file pro forma financial information.

C)   EXHIBITS


     EXHIBIT NO.                   DESCRIPTION
     -----------                   ------------
     10.1                          Agreement dated February 23, 1998 between the
                                   Company and Robert A. Geist, C. Howard
                                   Wilkins, Jr., the Wilkins Family Foundation,
                                   Inc., General Resources, L.P., Tom Devlin and
                                   Andres Mouland (filed as Exhibit 10.1 to Form
                                   8-K dated March 27, 1998 and is hereby
                                   incorporated by reference).
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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AMARILLO MESQUITE GRILL, INC.

Date: June 10, 1998                By:    /s/ Linn F. Hohl
                                          ---------------------------------
                                          Linn F. Hohl, Vice President of
                                          Finance






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